UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

FONAR CORPORATION

______________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville, New York 11747 (631) 694-2929
(Address, including zip code, and telephone number of registrant's principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Fonar Corporation (the "Company") was held at 10:00 a.m. on May 23, 2022, at the Double Tree Hotel, Wilmington Downtown, 700 King Street, Wilmington, Delaware 19801. At the meeting, the items of business were (1) to elect five Directors to the Board of Directors, (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers, (3) to ratify the selection of Marcum LLP as the Company's auditors for the fiscal year ending June 30, 2022, and (4) to transact such other business as may properly come before the meeting.

The stockholders elected Raymond V. Damadian, M.D., Claudette J. V. Chan, Ronald G. Lehman, Richard E Turk and John Collins, all of whom were sitting directors, as the directors of the Company. The stockholders also approved the compensation of the named executive officers, and ratified the selection of Marcum LLP as the Company’s auditors for the fiscal year ending June 30, 2022.

The votes for each of the nominees for director were as follows:

Nominee	For	Withheld	Broker Non-Votes
Raymond V. Damadian	10,871,217	2,060,860	1,517,857
Claudette J.V. Chan	11,084,743	1,847,334	1,517,857
Ronald G. Lehman	12,059,623	872,454	1,517,857
Richard E. Turk	12,794,937	137,140	1,517,857
John Collins	12,882,530	49,547	1,517,857

The votes to approve, on an advisory basis, executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
12,775,235	130,276	26,566	1,517,857

The votes for the ratification of Marcum LLP as the Company's auditors for the fiscal year ending June 30, 2022 were as follows:

For	Against	Abstain
14,393,050	47,130	9,754

The votes for the authorization to vote, in their discretion, upon such other business as may properly come before the meeting.

For	Against	Abstain	Broker Non-Votes
10,188,850	2,523,160	220,067	1,517,857

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION

(Registrant)

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By /s/ Timothy R. Damadian

Timothy R. Damadian

President and CEO

Dated: May 24, 2022